UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 28, 2009


                              RANCHER ENERGY CORP.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                       000-51425               98-0422451
-----------------------------    -----------------  ----------------------------
     (State or other             (Commission File   (IRS Employer Identification
jurisdiction of incorporation)        Number)                  Number)


                  999 18TH STREET, SUITE 3400, DENVER, CO 80202
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (303)629-1125
             ------------------------------------------------------
               Registrant's telephone number, including area code


             ------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

On October 28, 2009, Rancher Energy Corp. (the "Company") filed a voluntary petition for relief in the United States Bankruptcy Court, District of Colorado under Chapter 11 of Title 11 of the U.S. Bankruptcy Code.

Under Chapter 11, certain claims in existence prior to the Debtor's filing of the petition for relief under the U.S. Bankruptcy Code are stayed while the Debtor continues business operations as a Debtor-in-Possession.


                           SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 28, 2009, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

        D.      Exhibits: 99.1  Press Release dated October 28, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RANCHER ENERGY CORP.



                                 Signature: /s/ Jon C. Nicolyasen
                                 ----------------------------------------
                                 Name: Jon C. Nicolaysen
                                 Title: President and Chief Executive Officer



Dated:  October 28, 2009